SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2012

RGC RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia		24016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 30, 2012, Roanoke Gas Company (“Roanoke”), the utility subsidiary or RGC Resources, Inc. entered into a new Revolving Line of Credit Note in the original principal amount of $5,000,000 (the or this “Note”) in favor of Wells Fargo Bank, N.A. This Note renews, extends and modifies the Promissory Note dated March 14, 2011, in the original principal amount of $5,000,000 delivered by Roanoke in favor of Wells Fargo Bank, N.A.. The new Note extends the expiration date to March 31, 2013 and has an effective date of March 30, 2012.

The purpose of the Note is to provide working capital financing for Roanoke’s operations. This Note provides for variable interest rate based upon 30-day LIBOR and a multiple-tier level for borrowing limits to accommodate seasonal borrowing demands. The Note provides for borrowing limits that range from $1,000,000 to a maximum of $5,000,000 during the term of the Note.

Also on March 30, 2012, Roanoke entered into a Term Note in the original amount of $15,000,000. The Term Note extends the maturity date of the original Promissory Note dated November 28, 2005 and subsequent Modification dated October 20, 2010. The Term Note extends the due date for the principal balance to March 31, 2013. All other terms and conditions provided for in the original Promissory Note remain in place under the Term Note including provision for monthly payments of accrued interest.

In connection with the both the Revolving Line of Credit Note and the Term Note, Roanoke Gas entered into a Credit Agreement which provided additional information and provisions related to both the Note and Term Note including an availability fee applied to the difference between the face amount of the Revolving Line of Credit Note and the average outstanding balance during the period.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note and Term Note, which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits.

10.1	Revolving Line of Credit Note in the original principal amount of $5,000,000 by Roanoke Gas Company in favor of Wells Fargo Bank, N.A. dated March 30, 2012.

10.2	Term Note in the original amount of $15,000,000 by Roanoke Gas Company in favor of Wells Fargo Bank, N.A. dated March 30, 2012.

10.3	Credit Agreement by and between Roanoke Gas Company and Wells Fargo Bank, N.A. dated March 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: April 3, 2012	By:	/s/ John B. Williamson, III

John B. Williamson, III Chairman, President, CEO and CFO